EXHIBIT 10.14
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Recorded at the request of:

First American Title Insurance

When recorded mail to:

First American Title
Attn:  Colleen Conley
4801 E. Washington
Phoenix, AZ  85034

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CAPTION HEADING: DEED OF TRUST,
ASSIGNMENT OF RENTS,SECURITY AGREEMENT,
AND FIXTURE FILING





DO NOT REMOVE




                     THIS IS A PART OF THE OFFICIAL DOCUMENT
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When recorded, return to

First American Title Insurance Company
Attention:  ________________
P.O. Box 2922
Phoenix, Arizona 85062


                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

         This Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing (hereinafter called "Deed of Trust") is made as of the ___ day of October, 2003, by and among PRESSTEK, INC., a Delaware corporation, with an address at 7775 North Casa Grande Highway, Marana, Arizona 85743, (hereinafter called "Trustor"), FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, whose mailing address is Post Office Box2922, Phoenix, Arizona 85062 (when referred to in such capacity hereinafter called "Trustee,") and CITIZENS BANK NEW HAMPSHIRE, a New Hampshire guaranty savings bank, whose address is 875 Elm Street, Manchester, New Hampshire 03101, Attention: Timothy
J. Whitaker, Vice President, (when referred to in such capacity hereinafter called "Beneficiary") for itself and acting as agent under the terms of that certain Credit Agreement dated as of even date herewith (as it may be amended from time to time, the "Credit Agreement") by and among the Trustor, as "Borrower", Lasertel, Inc., as "Guarantor", the Beneficiary, and the banks that are parties thereto as Lenders from time to time (the "Lenders").

WITNESSETH:

SECTION 1.  GRANTING CLAUSE; WARRANTY OF TITLE

            1.1 Trustor hereby irrevocably grants, transfers, and assigns to Trustee, in trust, with power of sale, all of Trustor's present and future estate, right, title and interest in and to that real property and all buildings and other improvements now thereon or hereafter constructed thereon (the "Premises"), in the County of Pima, State of Arizona, described on Exhibit "A" attached hereto and by this reference made a part hereof, together with all of the following which, with the Premises (except where the context otherwise requires), are hereinafter collectively called the "Trust Property":

                  (a) All appurtenances in and to the Premises;

                  (b) All water and water rights, ditches and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, minerals, oil and gas rights, royalties, lease or leasehold interests

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owned by Trustor, now or hereafter used or useful in connection wills, appurtenant to or related to the Premises;

                  (c) All right, title and interest of Trustor now owned or hereafter acquired in and to all streets, roads, alleys and public places, and all easements and rights of way, public or private, now or hereafter used in connection with the Premises;

                  (d) All machinery, equipment, fixtures and materials now or at any time attached to the Premises together with all processing, manufacturing and service equipment and other personal property now or at any time hereafter located on or appurtenant to the Premises and used in connection with the management and operation thereof;

                  (e) Any licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Premises;

                  (f) Any and all insurance proceeds, and any and all awards, including interest, previously and hereafter made to Trustor for taking by eminent domain of the whole or any part of the Premises or any easements therein;

                  (g) Subject to the rights of Beneficiary under Section 3 hereof, all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any portion of the Premises and all income, receipts, revenues, rents, issues and profits arising from the use or enjoyment of all or any portion of the Premises,

            1.2 Trustor warrants that it is well and truly seized of a good and marketable title in fee simple to the Premises, that it is the lawful owner of the rest of the Trust Property, and that, except for those matters specifically described on Exhibit "B" attached hereto and by this reference made a part hereof (hereinafter called the "Permitted Exceptions"), the title to all the Trust Property is clear, free and unencumbered; Trustor shall forever warrant and defend the same unto Beneficiary, its successors and assigns, against all claims whatsoever.

          TRUSTOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

SECTION 2.  OBLIGATION SECURED

          This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:

            2.1 Payment of the sum of FIFTY MILLION DOLLARS ($50,000,000.00), with interest thereon, extension, yield maintenance, and other fees, late charges, prepayment premiums, reimbursement obligations, and attorneys' fees, according to the terms of those certain Notes of near or even date herewith, made by the Trustor, payable to the order of the Lenders, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the "Notes").


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            2.2   Payment, performance and observance by Trustor of each
covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Beneficiary pursuant to the terms hereof, or to preserve any right of Beneficiary hereunder, or to protect or preserve the Trust Property or any part thereof; and

            2.3 Payment, performance and observance by Trustor of each covenant, condition, provision and agreement arising under the Credit Agreement to Beneficiary and the Lenders, and the other Loan Documents, and in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Beneficiary pursuant to the terms thereof or to preserve any right of Beneficiary thereunder.

All of the indebtedness and obligations secured by this Deed of Trust are hereinafter collectively called the "Obligation." All capitalized terms not otherwise defined herein shall have the meanings described to them in the Credit Agreement.

SECTION 3.  LEASES; ASSIGNMENT OF RENTS AND LEASES

            3.1 To facilitate payment and performance of the Obligation, Trustor hereby absolutely transfers and assigns to Beneficiary all right, title and interest of Trustor in and to (i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Trust Property, whether written or oral and whether for a definite term or month to month, including but not limited to those described on Exhibit "C" attached hereto and by this reference made a part hereof, together with all guarantees of the lessee's obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the "Leases"), and (ii) all income, receipts, revenues, rents, issues and profits now or hereafter arising from or out of the Leases or front or out of the Trust Property or any part thereof, including, without limitation room rents, minimum rents, additional rents, percentage rents, parking, and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, claims for damages arising from any breach of the Leases, proceeds from any sale or other disposition of all or any portion of the Trust Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Trust Property, together with the immediate and continuing right to receive all of the foregoing (hereinafter called the "Rents"). In furtherance of this Assignment and not in lieu hereof, Beneficiary may require a separate assignment of rents and leases and/or separate specific assignments of rents and leases covering one or more of the Leases; the terms of all such assignments are incorporated herein by reference.

            3.2 Trustor hereby authorizes and directs the lessees and tenants under the Leases that, upon written notice from Beneficiary, all Rents shall be paid directly to Beneficiary as they become due. Trustor hereby relieves the Lessees and tenants from any liability to Trustor by reason of the payment of the Rents to Beneficiary. Nevertheless, Trustor shall be entitled to collect the Rents until Beneficiary notifies the lessees and tenants in writing to pay the Rents to Beneficiary. Beneficiary is hereby authorized to give such notification upon the occurrence of an Event of Default and at any time thereafter while such


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Event of Default is continuing. Receipt and application of the Rents by
Beneficiary shall not constitute a waiver of any right of Beneficiary under this Deed of Trust or applicable law, shall not cure any Event of Default hereunder, and shall not invalidate or affect any act done in connection with such Event of Default, including without limitation, any trustee's sale or foreclosure proceeding.

            3.3 All Rents collected by Trustor shall be applied in the following manner:

                  First, to the payment of all taxes and lien assessments levied against the Trust Property, where provision for paying such is not otherwise made;

                  Second, to the payment of ground rents (if any) payable with respect to the Trust Property;

                  Third, to the payment of any amounts due and owing under the Obligation;

                  Fourth, to the payment of current operating costs and expenses (including repairs, maintenance and necessary acquisitions of property and expenditures for capital improvements) arising in connection with the Trust Property;

                  Fifth, to Trustor or its designee.

All Rents collected by Beneficiary may be applied to the items above listed in any manner that Beneficiary deems advisable and without regard to the aforestated priorities.

            3.4 Trustor represents and warrants that: (i) the Leases are in force and effect and have not been modified or amended: (ii) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents, and (iv) neither Trustor nor the lessees and tenants are in default under the Leases

            3.5 Trustor shall (i) fulfill or perform each and every term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder; (ii) give prompt notice to Beneficiary of any notice received by Trustor of default thereunder or of any alleged default or failure of performance that could become a default thereunder, together with a complete copy of any such notice; and (iii) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder.

            3.6 Trustor, without the prior written consent of Beneficiary, shall not: (i) cancel, modify or alter, or accept the surrender of, any Lease,
(ii) assign, transfer, pledge or encumber, the whole or any part of' the Leases and Rents to anyone other than Beneficiary, (iii) accept any Rents more than one month in advance of the accrual thereof; (iv) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a breach or default under the terms of any Lease or a basis for termination thereof; or (v) enter in to any new tenant leases.

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            3.7   Beneficiary does not assume and shall not be liable for any obligations of the lessor under any of the Leases and all such obligations shall continue to rest upon Trustor as though this assignment had not been made. Beneficiary shall not be liable for the failure or inability to collect any Rents.

            3.8 Neither the Assignment of Rents and Leases contained herein or in any separate assignment nor the exercise by Beneficiary of any of its rights or remedies thereunder or in connection therewith, prior to Beneficiary obtaining actual possession of the Trust Property as provided in Paragraph 8.2 hereof, shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof. In the event Beneficiary obtains actual possession of the Trust Property as provided in Paragraph 8.2 hereof, Beneficiary shall have the rights, and Beneficiary's liability shall be limited, as provided in that Paragraph.

SECTION 4.  SECURITY AGREEMENT

            4.1 This Deed of Trust shall cover, and the Trust Property shall include, all property now or hereafter affixed or attached to or incorporated upon the Premises, which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Premises. To the extent any of the Trust Property consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement, and Trustor hereby grants to Beneficiary, as secured party, a security interest in all of the property described below in, to, or under which adjustor now has or hereafter acquires any right, title or interest, whether present, future, or contingent: all equipment, inventory, accounts, general intangibles, instruments, documents, and chattel paper, as those terms are defined in the Uniform Commercial Code, and all other personal property of any kind (including without limitation money and rights to the payment of money), whether now existing or hereafter created, that are now or at any time hereafter
(i) in the possession or control of Beneficiary in any capacity; (ii) erected upon, attached to, or appurtenant to, the Premises; (iii) located or used on the Premises or identified for use on the Premises (whether stored on the Premises or elsewhere); or (iv) used in connection with, arising from, related to, or associated with the Premises or any of the personal property described herein, the construction of any improvements on the Premises, the ownership, development, maintenance, leasing, management, or operation of the Premises, the use or enjoyment of the Premises, or the operation of any business conducted on the Premises; including without limitation all such property more particularly described as follows:

                  (a) Buildings, structures and improvements, and building materials, fixtures and equipment to be incorporated into any buildings, structures or improvements;

                  (b) Goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings, including without limitation, all such items used for (i) generation, storage or transmission of air, water, heat, steam, electricity, light, fuel, refrigeration or sound; (ii) ventilation, air-conditioning, heating, refrigeration, fire prevention and protection, sanitation, drainage, cleaning, transportation, communications, maintenance or

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recreation; (iii) removal of dust, refuse, garbage or snow; (iv) transmission, storage, processing or retrieval of information; and (v) floor, wall, ceiling and window coverings and decorations;

                  (c) income, receipts, revenues, rents, issues and profits, including without limitation, room rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, and claims for damages arising from the breach of any leases;

                  (d) Water and water rights, ditches and ditch rights, reservoirs and reservoir rights, stock or interest in irrigation or ditch companies, minerals, oil and gas rights, royalties, and lease or leasehold interests;

                  (e) Plans and specifications prepared for the construction of any improvements, including without limitation, all studies, estimates, data, and drawings;

                  (f) Documents, instruments and agreements relating to, or in any way connected with, the operation, control or development of the Premises, including without limitation, any declaration of covenants, conditions and restrictions and any articles of incorporation, bylaws and other membership documents of any property owners association or similar group;

                  (g) Claims and causes of action, legal and equitable, in any form whether arising in contract or in tort, and awards, payments and proceeds due or to become due, including without limitation those arising on account of any loss of, damage to, taking of, or diminution in value of, all or any part of the Premises or any personal property described herein;

                  (h) Sales agreements, escrow agreements, deposit receipts, and other documents and agreements for the sale or other disposition of all or any part of the Premises or any of the personal property described herein, and deposits, proceeds and benefits arising from the sale or other disposition of all or any part of the Premises or any of the personal property described herein;

                  (i) Policies or certificates of insurance, contracts, agreements or rights of indemnification, guaranty or surety, and awards, loss payments, proceeds, and premium refunds that may be payable with respect to such policies, certificates, contracts, agreements or rights;

                  (j) Contracts, agreements, permits, licenses, authorizations and certificates, including without limitation all architectural contracts, construction contracts, management contracts, service contracts, maintenance contracts, franchise agreements, license agreements, building permits and operating licenses;

                  (k) Refunds and deposits due or to become due from any utility companies or governmental agencies;


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                  (l) Replacements and substitutions for, modifications of, and supplements, accessions, addenda and additions to, all of the personal property described herein;

                  (m) Books, records, correspondence, files and electronic media, and all information stored therein;

together with all products and proceeds of all of the foregoing, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition thereof, whether such proceeds are cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money. The personal property described or referred to in this Paragraph 4.1 is hereinafter called the "Personal Property, " The security interests granted in this Paragraph 4.1 are hereinafter severally and collectively called the "Security Interest."

            4.2 The Security Interest shall be self-operative with respect to the Personal Properly, but Trustor shall execute and deliver on demand such additional security agreements, financing statements and other instruments as may be requested in order to impose the Security Interest more specifically upon the Personal Property. The Security Interest, at all times, shall be prior to any other interests in the Personal Property except any lien or security interest granted in connection with any Permitted Exception. Trustor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Beneficiary to establish, maintain and continue the perfected Security Interest Trustor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Beneficiary from lime to time to establish and determine the validity and the continuing priority of the Security Interest,

            4.3 Trustor shall not sell, transfer, assign or otherwise dispose of any Personal Property or any interest therein without obtaining the prior written consent of Beneficiary, except Personal Property that Trustor is obliged to replace pursuant to the terms hereof. Unless Beneficiary then agrees otherwise in writing, all proceeds from any permitted sale or disposition in excess of that required for replacements shall be paid to Beneficiary to be applied to the Obligation, whether or not then due. Trustor shall keep the Personal Property free of all security interests or other encumbrances, except the Security Interest and any security interests and encumbrances granted in connection with any Permitted Exception. Although proceeds of Personal Property arc covered hereby, this shall not be construed to mean that Beneficiary consents to any sale of the Personal Property.

            4.4 Trustor shall keep and maintain the Personal Property in good condition and repair, and shall promptly replace any part thereof that from time to time may become obsolete, badly worn or in a state of disrepair. All such replacements shall be free of any other security interest or encumbrance, except any security interest or encumbrance granted in connection with any Permitted Exception.

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            4.5   Except for purposes of replacement and repair, Trustor,
without the prior written consent of Beneficiary, shall not remove, or permit the removal of, any Personal Property from the Premises.

            4.6 Trustor hereby warrants, covenants and agrees that: (i) the Personal Property is or will be used primarily for business (other than farm) purposes; (ii) the Personal Property will be kept at the Premises; and (iii) Trustor's records concerning the Personal Property will be kept at Trustor's address as set forth in the beginning of this Deed of Trust.

            4.7 Trustor shall give Beneficiary immediate written notice of any change in the location of: (i) Trustor's chief executive office as set forth in the beginning of this Deed of Trust; (ii) the Personal Property or any part thereof; or (iii) Trustor's records concerning the Personal Property,

            4.8 All covenants and warranties of Trustor contained in this Deed of Trust shall apply to the Personal Property whether or not expressly referred to in this Section 4. The covenants and warranties of Trustor contained in this
Section 4 are in addition to, and not in limitation of, those contained in the other provisions of this Deed of Trust.

            4.9 Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.


SECTION 5.  PROTECTION AND PRESERVATION OF THE TRUST PROPERTY

            5.1 Trustor shall neither commit nor permit to occur any waste upon the Trust Property but shall at all times make or cause to be made all repairs, maintenance, renewals and replacements as may be necessary to maintain the Trust Property in good condition and repair. Trustor shall keep the Trust Property free of termites, dry rot, fungus, beetles and all other harmful or destructive insects and shall keep all plants, trees and shrubs included in the Trust Property nearly pruned and in good condition. Trustor shall keep the Trust Property free of rubbish and other unsightly or unhealthful conditions. Trustor shall neither use nor permit the use of Trust Property in violation of any applicable statute, ordinance or regulation or ally policy of insurance insuring the Trust Property.

            5.2 Trustor shall promptly complete any improvements that may be commenced, in good and workmanlike manner and in conformity with plans and specifications approved by Beneficiary, and shall repair and restore any portions of the Trust Property that may be damaged or destroyed. Trustor shall pay when due all claims for work performed and materials furnished on or in connection with the Trust Property or any part thereof and shall pay, discharge, or cause to be removed, all mechanic's, artisan's, laborer's or materialman's charges, liens, claims of liens or encumbrances upon the Trust Property. Trustor

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shall comply with all laws, ordinances, rules, and regulations (including without limitation, zoning laws, building codes, and requirements for accessibility and usability by disabled individuals) now or hereafter enacted affecting the Trust Property, all covenants and restrictions running with the land, and all other requirements of regulatory authorities having jurisdiction over the Trust Property, including any of the foregoing requiring alterations or improvements to be made to the Trust Property. Except as required by law, Trustor shall not remove, substantially alter, or demolish any building or improvement included in the Trust Property without Beneficiary's prior written consent.

            5.3 (a) Trustor shall provide and maintain policies of fire and extended coverage insurance on the Trust Properly in an amount not less than the full insurable value, on a replacement-cost basis, of the Trust Property and, when requested by Beneficiary, shall also provide and maintain policies of insurance in amounts required by Beneficiary covering vandalism and malicious mischief, sprinkler leakage, rent abatement and/or business loss, flood damage, earthquake and all other risks commonly insured against by persons owning like properties in the locality of the Trust Property or commonly required by prudent institutional lenders making loans secured by liens against such properties. All such policies shall contain standard, non-contributory trust beneficiary clauses making losses payable to Beneficiary. Trustor shall also provide and maintain comprehensive public liability insurance in the amount required by Beneficiary and containing endorsements naming Beneficiary as an additional insured. All insurance policies shall be with companies from time to time approved by Beneficiary, shall provide that Beneficiary is to receive thirty (30) days notice prior to cancellation and shall otherwise be in form and substance satisfactory to Beneficiary. Original policies of insurance shall be delivered to Beneficiary, renewal policies shall be delivered to Beneficiary thirty (30) days before the expiration of the then-existing policies with satisfactory proof that the premiums for renewal have been paid.

                  (b) In the event of loss, Trustor shall give immediate notice to Beneficiary, and Beneficiary may make proof of loss if not made promptly by Trustor. Each insurance company is hereby authorized and directed to make payment for loss directly to Beneficiary, instead of to Trustor or to Trustor and Beneficiary jointly. If an Event of Default then exists, Beneficiary may apply all or any part of such insurance proceeds to the payment of the Obligation, otherwise such insurance proceeds shall be applied to the restoration or repair of the Trust Property in accordance with the provisions of
Section 5.3(c) below. Beneficiary shall not be responsible for any insurance, for the collection of any insurance proceeds, or for the insolvency of any insurer. Application of insurance proceeds by Beneficiary shall not cure nor waive any Event of Default nor invalidate any act done hereunder because of any such Event of Default. In the event of the sale of the Trust Property under the power of sale herein granted to Trustee, or upon foreclosure of this Deed of Trust as a mortgage, or in the event Beneficiary or a receiver appointed by the court shall take possession of the Trust Property without sale, then all right, title and interest of Trustor in and to all insurance policies then in force shall inure to the benefit of and pass to the beneficiary in possession, receiver or purchaser at such sale, as the case may be. Beneficiary is hereby appointed attorney in fact for Trustor to assign and transfer such policies.

                  (c) If the insurance proceeds are to be used for the restoration and repair of the Trust Property, they shall be held by Beneficiary in a non-interest bearing account selected by Beneficiary in its sole and

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absolute discretion (the "Restoration Account"). Trustor, at its expense, shall promptly prepare and submit to Beneficiary all plans and specifications necessary for the restoration and repair of the damaged Trust Property, together with evidence acceptable to Beneficiary setting forth the total expenditure needed for the restoration and repair based upon a fixed price contract with a reputable builder and covered by performance and labor and material payment bonds. The plans and specifications and all other aspects of the proposed restoration and repair shall be subject to Beneficiary's approval. In the event the insurance proceeds held in the Restoration Account are insufficient to complete the restoration and repair, Trustor shall deposit in the Restoration Account an amount equal to the difference between the amount then held in the Restoration Account and the total contract price for the restoration and repair. Trustor may commence restoration and repair of the damaged Trust Property only when authorized in writing by Beneficiary to do so and thereafter shall proceed diligently with the restoration and repair until completed. Disbursements shall be made from the Restoration Account for the restoration and repair in accordance with a disbursement schedule, and subject to other terms and conditions, acceptable to Beneficiary. Disbursements from the Restoration Account shall be charged first against funds deposited by Trustor and, after such funds are exhausted, against the insurance proceeds deposited therein. In the event the amounts held in the Restoration Account exceed the cost of the restoration and repair of the damaged Trust Property, the excess funds shall be disbursed to Trustor to the extent of any accounts deposited therein by Trustor. Any funds remaining after such disbursement, at Beneficiary's option, may be applied by Beneficiary to the payment of the Obligation, whether or not then due, or may be disbursed to Trustor. All funds held in the Restoration Account are hereby assigned to Beneficiary as further security for the Obligation. Beneficiary, at any time, may apply all or any part of the funds held in the Restoration Account to the curing of any Event of Default.

            5.4 Trustor shall pay or cause to be paid all taxes and assessments of every kind, nature and description levied or assessed on or against the Trust Property and shall deliver to Beneficiary, at least ten (10) days before they become delinquent, receipts showing payment of all such taxes and assessments and shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances and expenses incident to the ownership of the Trust Property.

            5.5 In order to insure the payment of taxes and assessments that are now, or hereafter may be, a lien upon the Trust Property, and to insure the payment of all premiums on policies of insurance required herein, Trustor, if required by Beneficiary, shall, after the occurrence of an Event of Default, pay to Beneficiary each month, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Trust Property and the premium or premiums that will become due and payable to maintain the insurance on the Trust Property, all as reasonably estimated by Beneficiary (giving due consideration to the previous year's taxes, assessments and premiums) less all deposits therefor already made, divided by the number of months remaining before one month prior to the date when the taxes, assessments and premiums become delinquent. If amounts paid to Beneficiary under the terms of this paragraph are insufficient to pay all taxes, assessments and premiums as they become due, Trustor shall pay to Beneficiary upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Beneficiary under the terms of this paragraph may be

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
either held by Beneficiary to pay the taxes, assessments and premiums before the same become delinquent or applied to the Obligation upon payment by Beneficiary from its own funds of the taxes, assessments and premiums. To the extent provision is not made for payment pursuant to this paragraph, Trustor shall remain obligated to pay all taxes, assessments and premiums as they become due and payable. Deposits made under this paragraph may be commingled with Beneficiary's general funds; Beneficiary shall have no liability to Trustor for interest on any deposits.

            5.6 Trustor hereby assigns, transfers and conveys to Beneficiary all compensation and each and every award of damages in connection with any condemnation for public or private use of, or injury to, the Trust Property or any part thereof, to the extent of the Obligation then remaining unpaid, and all such compensation and awards shall be paid directly to Beneficiary. Beneficiary may apply all or any part of such compensation and awards to the payment of the Obligation, after an Event of Default or to the restoration or repair of the Trust Property.

SECTION 6.  PROTECTION AND PRESERVATION OF BENEFICIARY'S INTEREST

            6.1 Trustor, by the payment of any such tax or taxes, shall protect Beneficiary against any and all loss from any taxation of indebtedness or deeds of trust, direct or indirect, that may be imposed upon this Deed of Trust, the lien of this Deed of Trust on the Trust Property, or upon the Obligation by any law, rule, regulation or levy of the federal government, any state government, or any political subdivision thereof. In the event the burden of such taxation cannot lawfully be shifted from Beneficiary to Trustor, Beneficiary may declare the entire Obligation due and payable sixty (60) days after notice to Trustor.

            6.2 If Trustor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Trust Property free from liens and claims of liens, to maintain and repair the Trust Property, or to procure and maintain insurance thereon, or otherwise fail to perform as required herein, Beneficiary may advance the monies necessary to pay the sane, to accomplish such maintenance and repairs, to procure and maintain such insurance or to so perform; Beneficiary is hereby authorized to enter upon the Trust Property for such purposes.

            6.3 Upon written request by Beneficiary, Trustor shall appear in and prosecute or defend any action or proceeding that may affect the lien or the priority of the lien of this Deed of' Trust or the rights of Beneficiary hereunder and shall pay all costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding. Beneficiary may appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary. Beneficiary may pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien that in the judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust, other than any Permitted Exceptions.

            6.4 Without obtaining the prior written consent of Beneficiary, Trustor shall not sell, transfer, convey, assign or otherwise dispose of, or further encumber, all or any part of the Trust Property or any interest therein, voluntarily or involuntarily, by operation of law or otherwise. If Trustor is a corporation, partnership, or joint venture, any material change in the ownership of Trustor, or any pledge or encumbrance of any interest in Trustor, shall be deemed to be a transfer of the Trust Property. Upon the occurrence of any such transaction with Beneficiary's consent, or without Beneficiary's consent if Beneficiary elects not to exercise its rights and remedies for an Event of Default, Beneficiary (i) may increase the interest rate on all or any part of the Obligation to its then current market rate for similar indebtedness; (ii) may charge a loan fee and a processing fee in connection with the change; and
(iii) shall not be obligated to release Trustor from any liability hereunder or for the Obligation except to the extent required by law. Consent to any such transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other such transaction.

            6.5 Without obtaining the prior written consent of Beneficiary, Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Trust Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, et seq; as amended front time to time. Trustor shall immediately give notice to Beneficiary of any notification or advice that Trustor may receive from any municipality or other third party of any intent or proposal to include all or any part of the Trust Property in a community Facilities District Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Trust Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district.

            6.6 All rights, powers and remedies granted Beneficiary herein, or otherwise available to Beneficiary, are for the sole benefit and protection of Beneficiary, and Beneficiary may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Beneficiary is given two or more alternative courses of action, Beneficiary may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Beneficiary under the terms hereof and all amounts paid, suffered or incurred by Beneficiary in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by this Deed of Trust, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Trustor to Beneficiary immediately without demand.

            6.7 Trustor, upon request of Beneficiary, shall promptly correct any defect, error or omission that may be discovered in the content of this Deed of Trust or in the execution or acknowledgment hereof. In addition, Trustor shall do such further acts as may be necessary or that Beneficiary may reasonably request to carry out more effectively the purposes of this Deed of Trust, to subject any property intended to be encumbered hereby to the lien and security interest hereof, and to perfect and maintain the lien anal security interest hereof.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

            7.1 If Trustor is a corporation, partnership or trust, it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Trust Property is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Deed of Trust. The execution, delivery and performance by Trustor of this Deed of Trust and all other documents and instruments relating to the Obligation will not result in any breach of the terms or conditions or constitute a default under any agreement or instrument under which Trustor is a party or is obligated. Trustor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

            7.2 The liens, security interests and assignments created hereby will be valid, effective, properly perfected and enforceable liens, security interests and assignments.

            7.3 All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Beneficiary by or on behalf of Trustor are and shall be true, complete and correct as of the date thereof. There has been no material adverse change in the financial condition or the results of the operation of Trustor since the latest financial statement of Trustor given to Beneficiary.

            7.4 Trustor has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

            7.5 All representations and warranties made herein shall survive the execution hereof, the execution and delivery of all other documents and instruments in connection with the Obligation, and until the Obligation has been fully paid and performed.

SECTIONS 8. DEFAULTS; REMEDIES

            8.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Deed of Trust:

                  (a) Any failure to pay any principal or interest or any other part of the Obligation when the same shall become due and payable and such failure continues for ten (10) days after its due date.

                  (b) Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of this Deed of Trust (other than a failure or neglect described in one or more of the other provisions of this Paragraph 8.1) and such failure or neglect either (i) cannot be remedied,
(ii) can be remedied within thirty (30) days by prompt and diligent action, but it continues unremedied for a period of thirty (30) days after notice thereof to Trustor, or (iii) can be remedied, although not within thirty (30) days even by prompt and diligent action, but such remedy is not commenced within thirty (30) days after notice thereof to Trustor or is not diligently prosecuted to completion. The cure periods provided herein shall run concurrently with all other cure periods provided under the Credit Agreement and the Loan Documents.

                  (c) Any warranty, representation or statement contained in this Deed of Trust, the Notes, the Credit Agreement or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Beneficiary by or on behalf of Trustor, that shall be or shall prove to have been false when made or furnished.

                  (d) The filing by Trustor, or any guarantor of the Obligation (or against Trustor, or such guarantor to which Trustor, or such guarantor acquiesces or that is not dismissed forty-five (45) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Trustor, or such guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Trustor, or such guarantor.

                  (e) The insolvency of Trustor, or any guarantor of the Obligation; or the execution by Trustor, or such guarantor of an assignment for the benefit of creditors; or the convening by Trustor, or such guarantor of a meeting of its creditors or any class thereof, for purposes of effecting a moratorium upon or execution or composition of its debts; or the failure of Trustor, or such guarantor to pay its debts as they mature; or if Trustor, or such guarantor is generally not paying its debts as they mature.

                  (f) The admission in writing by Trustor, or any guarantor of the Obligation that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

                  (g) The liquidation, termination or dissolution of Trustor, or any guarantor.

                  (h) Any levy or execution upon, or judicial seizure of, any portion of the Trust Property the Personal Property, or any other collateral or security for the Obligation.

                  (i) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance other than any Permitted Exceptions against, any portion of the Trust Property, the Personal Properly, or any other collateral or security for the Obligations that is not removed, released, or bonded over within fifteen (15) days after its creation.

                  (j) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation, that is not dismissed or bonded over within fifteen (15) days after its institution.

                  (k) The abandonment by Trustor of all or any part of the Trust Property.

                  (l) The existence of any encroachment upon the Trust Property that has occurred without the approval of Beneficiary that is not removed or corrected within thirty (30) days after notice to Trustor to do.

                  (m) The demolition or destruction of, or any substantial damage to, any portion of the Trust Property that is not adequately covered by insurance, or the loss, theft or destruction of, or any substantial damage to, any portion of the Personal Property or any other collateral or security for the Obligation, that is not adequately covered by insurance.

                  (n) The occurrence of an Event of Default as defined under the Credit Agreement which is not cured within the applicable grace period, if any.

                  (o) The occurrence of any event of default which is not cured within the applicable grace period under any document or instrument given by Trustor, by any entity owned by Trustor or, if Trustor is a corporation, partnership or trust, by any entity owned by the same persons or entities that own Trustor, in connection with any other indebtedness of Trustor or such entity to Beneficiary.

                  (p) The occurrence of any adverse change in the financial condition of Trustor that Beneficiary, in its reasonable discretion, deems material, or if Beneficiary in good faith shall believe that the prospect of payment or performance of the Obligation is impaired.

            8.2 Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Beneficiary may do one or more of the following:

                  (a) Declare the entire Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (b) Give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee's sale as then required by law and after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale.

                  (c) Commence proceedings for foreclosure of this Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage.

                  (d) Exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to the Personal Property. If Beneficiary should proceed to dispose of any of the Personal Property in accordance with the provisions of the Uniform Commercial Code, five (5) days' notice by Beneficiary to Trustor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice. Trustor, however, agrees that all property of every nature and description, whether real or personal covered by this Deed of Trust, together with all personal property used on or in connection with the Premises or any business conducted thereon by the Trustor and covered by separate security agreements is encumbered as one unit that this Deed of Trust and such security interests, at Beneficiary's option, may be foreclosed or sold in the same proceeding, and that all property encumbered (both realty and personalty), at Beneficiary's option, may be sold as such in one unit as a going business, subject to the provisions of applicable law.

                  (e) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, send notifications to any and all lessees and tenants under the Leases that all Rents shall be paid to Beneficiary thereafter. Beneficiary shall be entitled to collect the Rents until Trustor cures all Events of Default and may apply the Rents collected at its sole discretion to the maintenance of the Trust Property and/or the payment of the Obligation.

                  (f) Apply any funds in the possession or control of Beneficiary under the provisions of Paragraph 5.5 hereof to the payment of the Obligation, in lieu of the purposes specified in that paragraph.

                  (g) Apply for and obtain, without regard to the adequacy of any security for the Obligation or the solvency of the Trustor or any other person or entity, a receiver by any court of competent jurisdiction to take charge of all the Trust Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Premises, to carry on, protect, preserve, replace and repair the Trust Property, and receive and collect all Rents and to apply the same to pay the receiver's expenses for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein. Upon appointment of said receiver, Trustor shall immediately deliver possession of all of the Trust Property to such receiver. Neither the appointment of a receiver for the Trust Property by any court at the request of Beneficiary or by agreement with Trustor nor the entering into possession of all or any part of the Trust Property by such receiver shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof.

                  (h) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, enter upon and take possession of all or any part of the Trust Property, either in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction; Trustor shall on demand peaceably surrender possession of the Trust Property to Beneficiary. Beneficiary, in its own name or in the name of Trustor, may operate and maintain all or any part of the Trust Property to such extent as Beneficiary deems advisable, may rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Beneficiary in its sole discretion may determine, and may sue for or otherwise collect any and all Rents, including those past due and unpaid. In dealing with the Trust Property as a beneficiary in possession, Beneficiary shall not be subject to any liability, charge, or obligation therefor to Trustor, other than for willful misconduct, or negligence and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Trustor (and all net losses, costs and expenses thereby incurred shall be advances governed by Paragraph 6.6 hereof), to the same extent as the owner thereof could do, and to apply the Rents to pay the receiver's expenses, if any, for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein.

                  (i) Trustor shall pay all costs anal expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Beneficiary in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Beneficiary hereunder. All such costs and expenses shall be secured by this Deed of Trust and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Beneficiary.

                  (j) In addition to any remedies provided herein for an Event of Default, Beneficiary shall have all other legal or equitable remedies allowed under applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage). No failure on the part of Beneficiary to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Beneficiary shall not thereby waive the agreement contained herein that time is of the essence, nor shall Beneficiary waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

SECTION 9.  GENERAL PROVISIONS

            9.1 Trustor shall defend, indemnify and hold harmless Beneficiary, any successors to Beneficiary's interest in the Trust Property, any purchaser of the Trust Property upon foreclosure, and all shareholders, directors, officers, employees, and agents of all of the foregoing and their heirs, personal representatives, successors and assigns from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to all amounts paid in settlement of, and all costs and expenses (including attorneys' fees) incurred in defending or settling, any actual or threatened claim, actions, suit or proceeding, directly or indirectly arising out of or relating to the Obligation, this Deed of Trust, or the Trust Property, including but not limited to (i) any use, generation, manufacture, production, storage, Release, threatened Release, or presence of a Hazardous Substance on, under or about the Trust Property, (ii) any violation or claim of violation of any Environmental Law with respect to the Trust Property; or (iii) any breach of any of the warranties, representations and covenants contained herein. This indemnity provision shall continue in full force and effect and shall survive the payment and performance of the Obligation, the release of record of the lien of this Deed of Trust, any foreclosure (or action in lieu of foreclosure) of this Deed of Trust, the exercise by Beneficiary of any other remedy under this Deed of Trust or any other document or instrument evidencing or securing the Obligation, and any suit, proceeding or judgment against Trustor by Beneficiary hereon.

            9.2 The acceptance of this Deed of Trust by Beneficiary shall not be considered a waiver of or in any way to affect or impair any other security that Beneficiary may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Beneficiary at any time of any additional security be construed as a waiver of or in any way to affect or impair the security of this Deed of Trust, Beneficiary may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine,

            9.3 Without notice or demand, without affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the lien or the priority of the lien of this Deed of Trust, Beneficiary, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation, (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security, (iii) consent to the making of any map or plat of the Trust Property; (iv) join in granting any easement on or in creating any covenants, conditions or restrictions affecting the use or occupancy of the Trust Property;
(v) join in any extension or subordination agreement; or (vi) release or direct Trustee to release any part of the Trust Property from this Deed of Trust. Any such action by Beneficiary, or Trustee at Beneficiary's direction, may be taken without the consent of any junior lien holder and shall not affect the priority of this Deed of Trust over any junior lien.

            9.4 Trustor waives and agrees not to assert: (i) any right to require Beneficiary to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Beneficiary, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Beneficiary.

            9.5 Upon written request of Beneficiary stating that all of the Obligation has been paid, and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention or, if requested, delivery, then Trustee (and Beneficiary if necessary to clear title), upon payment of Trustee's fees, shall reconvey, without warranty, the Trust Property. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy the Notes and this Deed of Trust (unless directed in such request to retain them), unless prior thereto Trustee has been directed to deliver them to the person or persons to whom the property was reconveyed.

            9.6 Beneficiary or Trustee, or both, shall have the right to inspect the Trust Property at all reasonable times.

            9.7 Time is of the essence hereof. If more than one Trustor is named herein, the word "Trustor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Deed of Trust shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereafter but also any future owner and holder, including pledges, of the Notes. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

            9.8 The acceptance by Trustee of this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor.

            9.9 This Deed of Trust cannot be changed except by agreement, in writing, signed by Trustor and Beneficiary.

            9.10 No setoff or claim that Trustor now has or may in the future have against Beneficiary shall relieve Trustor from paying or performing the Obligation.

            9.11 Each term, condition and provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law but if any term, condition or provision of this Deed of Trust shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid term, condition or provision had not been contained herein. In addition, should this instrument be or become ineffective as a deed of trust, then these presents shall be construed and enforced as a realty mortgage with the Trustor being the Mortgagor and Beneficiary being the Mortgagee.

            9.12 This Deed of Trust shall be governed by and construed according to the laws of the State of Arizona. The Obligation shall be governed by and construed according to the laws of the State of New Hampshire.

            9.13 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Deed of Trust shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party, or (ii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Deed of Trust or such other address as that party, from time to time, may specify by notice to the other parties.

            9.14 As further security for the payment and performance of the Obligation, Beneficiary shall be subrogated to the lien, although released of record, of any and all encumbrances paid from the proceeds of any loan included in the Obligation.

IN WITNESS WHEREOF, these presents are executed as of the date indicated above,

TRUSTOR:

PRESSTEK, INC.


By: /s/ Moosa E. Moosa
   -------------------------------
       Signature and Title
       Duly Authorized

Moosa E. Moosa, VP Finance and CFO
----------------------------------
[Print Name and Title ]




STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

          On this the 15th day of October, 2003, before me, the undersigned officer, personally appeared Moosa E. Moosa, who acknowledged himself to be a VP-Finance-CFO of Presstek, Inc., a Delaware corporation, and acknowledged that he, as such officer, being authorized so to do, executed the foregoing instrument on behalf of said corporation for the purposes therein contained.


                                         /s/ Connie L. Rakowsky
                                         ----------------------------------
                                         Justice of the Peace/Notary Public
                                         My Commission Expires: 1/6/04

                                    EXHIBIT A
                                TO DEED OF TRUST

Legal Description:
------------------

         All that real property with improvements thereon situate in the Town of Marana, County of Pima, State of Arizona, more particularly described as follows:

A PART OF SECTION 36, TOWNSHIP 12 SOUTH, RANGE 12 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PIMA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF SAID SECTION 36;

THENCE NORTH 89 DEGREES 24 MINUTES 28 SECONDS EAST, ALONG THE SOUTH LINE OF SAID NORTHWEST QUARTER, A DISTANCE OF 30.00 FEET TO A LINE 30.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID NORTHWEST QUARTER, BEING THE EAST RIGHT-OF-WAY LINE OF HARTMAN LANE, PER DOCKET 2899, PAGE 470;

THENCE NORTH 00 DEGREES 50 MINUTES 03 SECONDS WEST, ALONG THE SAID PARALLEL LINE, A DISTANCE OF 417.63 FEET TO THE POINT OF BEGINNING ON THE NORTH LINE OF THE SEWER EASEMENT RECORDED AS DOCKET 7864, PAGE 860;

THENCE CONTINUE NORTH 00 DEGREES 50 MINUTES 03 SECONDS WEST, ALONG THE SAID PARALLEL LINE, A DISTANCE OF 1,127.58 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF THE SPANDREL RECORDED AS DOCKET 6932, PAGE 1006, BEING A POINT ON THE ARC OF A NON-TANGENT CURVE CONCAVE TO THE SOUTH, A RADIAL LINE OF SAID CURVE THROUGH SAID PINT HAVING A BEARING OF NORTH 51 DEGREES 53 MINUTES 30 SECONDS WEST;

THENCE EASTERLY ALONG THE SAID SOUTH RIGHT-OF-WAY LINE, ALONG THE ARC OF SAID CURVE, TO THE RIGHT, HAVING A RADIUS OF 72.00 FEET AND A CENTRAL ANGLE OF 62 DEGREES 21 MINUTES 26 SECONDS FOR AN ARC DISTANCE OF 78.36 FEET TO THE NON-TANGENT WEST RIGHT-OF-WAY LINE OF THE INTERSTATE 10 FRONTAGE ROAD;

THENCE SOUTH 45 DEGREES 58 MINUTES 37 SECONDS EAST, ALONG THE SAID WEST RIGHT-OF-WAY LINE, A DISTANCE OF 1,060.52 FEET TO THE NORTHEASTERLY PROLONGATION OF THE NORTH LINE OF SAID SEWER EASEMENT;

THENCE SOUTH 44 DEGREES 01 MINUTES 23 SECONDS WEST, ALONG THE SAID PROLONGATION AND THE NORTH LINE, A DISTANCE OF 433.31 FEET;

THENCE SOUTH 47 DEGREES 18 MINUTES 40 SECONDS WEST, ALONG THE SAID NORTH LINE, A DISTANCE OF 58.53 FEET;

THENCE SOUTH 66 DEGREES 17 MINUTES 53 SECONDS WEST, ALONG THE SAID NORTH LINE, A DISTANCE OF 151.03 FEET;

THENCE SOUTH 89 DEGREES 09 MINUTES 57 SECONDS WEST, ALONG THE SAID NORTH LINE, A DISTANCE OF 333.48 FEET TO THE POINT OF BEGINNING.

                                    EXHIBIT B
                                TO DEED OF TRUST





Permitted Exceptions:  See attached.

                                    EXHIBIT C
                                TO DEED OF TRUST


Existing Leases: Lease dated January 1, 2001 between Presstek, Inc., a Delaware corporation having an address at 55 Executive Drive, Hudson, New Hampshire 03051 ("Landlord"), and LaserTel, Inc., an Arizona corporation, having an address at 7775 North Casa Grande Highway, Marana, Arizona 85743 ("Tenant"), respecting premises located at 7775 North Casa Grande Highway, Maran, Pima County, Arizona.